Exhibit 99.1

Exhibit 99.1

Dahlman Rose & Company

Global Metals, Mining & Materials Conference

November 13, 2012

Company Overview

Olin Corporation

Q3 2012 9Mo 2012 FY 2011 Revenue: $ 581 $ 1,597 $ 1,961 Adj. EDITDA: $ 81 $ 274 $ 508 Pretax Income: $ 47 $ 171 $ 380 EPS (Diluted): $ .35 $ 1.42 $ 2.99

Chlor Alkali

A Leading North American Producer of Chlorine and Caustic Soda

Q3 12 9Mo 12 FY 2011 Revenue: $ 365 $1,088 $ 1,389 EBITDA: $ 80 $ 274 $ 331 Income: $ 60 $ 209 $ 245

Chemical Distribution

A Leading Distributor of Caustic

Soda and Midwest Bleach Producer

Q3 12 9Mo 12 FY 2011 Revenue: $ 48 $ 48 N/A EBITDA: $ 4 $ 4 N/A Income: $ 2 $ 2 N/A

Winchester

A Leading North American Producer of Small Caliber Ammunition

Q3 12 9Mo 12 FY 2011 Revenue: $ 169 $ 462 $ 572 EBITDA: $ 19 $ 49 $ 49 Income: $ 16 $ 39 $ 38

All financial data are for the quarter and nine months ended September 30, 2012, and the year ending December 31, 2011. Data are presented in millions of U.S. dollars except for earnings per share. 2011 results include a pretax $181 million gain associated with the remeasurement of Olin’s SunBelt interest, or $1.30 per share. Chemical Distribution results are for the period beginning as part of Olin, August 22, 2012 through September 30, 2012. Additional information is available at www.olin.com.

Investment Rationale

• Leading North American producer of Chlor-Alkali products

• Leading producer of industrial bleach with growth opportunities

• Leading producer of burner grade hydrochloric acid

• K.A. Steel Chemicals Inc. (KA Steel) acquisition enhances bleach capacity and distribution channels for Chlor-Alkali products

• Winchester’s leading industry position

• Significant cost reduction program underway at Winchester

• Strong balance sheet

• Opportunity to generate +$400 million EBITDA in 2013 in a period of significantly lower capital spending

• 344th consecutive quarterly dividend declared

Improving EBITDA

Olin Adjusted EBITDA

• Since 2000, net North American chlor alkali capacity has been reduced and the industry has consolidated

• Olin has completed the immediately accretive acquisitions of Pioneer, SunBelt and KA Steel

• Downstream bleach and HCl growth has increased earnings and margins

• Winchester post surge profits are greater than pre-surge profits

• Centerfire relocation to MS will increase Winchester EBIT by $30 million annually by 2016

• FY 2012 EBITDA has potential to be the highest in the Company’s history

• Opportunity for FY 2013 EBITDA to be in excess of $400 million

Chlor Alkali Process

North Percent American of 2011 Position Revenue KOH – 1.59 Tons #2 9%

(Potassium Hydroxide)

Caustic Soda – 1.13 Tons 50% #3

(Sodium Hydroxide)

Bleach #1 10%

(Sodium Hypochlorite)

Industrial

Chlorine – 1 Ton #1 26% Merchant HCl #1 4%

(Hydrochloric Acid) Burner

Hydrogen Gas—.03 Tons Grade 1%

ECU = Electrochemical Unit; a unit of measure reflecting the chlor alkali process outputs of 1 ton of chlorine, 1.13 tons of 100% caustic soda and .03 tons of hydrogen.

North American Chlor Alkali Producers & Technologies

Note: The data presented is as of 12/31/12 and does not reflect the potential PPG/GGC combination of chlor-alkali capacity.

Mercury Transition

• In the second half of 2012, Olin discontinued the use of mercury cell technology to manufacture chlorine in its system

• The conversion of 200,000 ECUs from mercury to membrane technology in Charleston, TN and the shut down of chlor-alkali production at Augusta, GA reduced capacity by 160,000 ECUs

• In Q3 2012, the Charleston, TN caustic cell room was converted to membrane technology and is operating at rate; we expect the KOH cell room there to be converted and operating at rate in Q4 2012

• This 2 year project right sized our capacity in the region; now employs the latest technology, reduces our electricity costs going forward and closes our highest cost chlor alkali plant

• Capital expenditures to complete the 2 year effort are approximately $160 million, and expenditures have been aided by $41 million of low-cost Tennessee-sponsored tax-exempt financing

Diverse Customer Base

North American Industry | **Olin Corporation**

Chlorine



Pulp & Paper, 0.6%
Vinyls, 36.5%
Propylene Oxide, 8.4%
Epichlorohydrin, 5.0%
Inorganic Chemicals, 5.6%
Water Treatment, 6.6%
Exports, 3.0%
Urethanes, 7.1%
Polycarbonates, 1.8%
Chlorinated Intermediates, 4.3%
Others, 21.1%



Others, 5.2%
Pulp & Paper, 1.1%
Vinyls, 23.5%
Inorganic Chemicals, 28.1%
Water Treatment, 21.5%
Distribution, 5.2%
Urethanes, 15.4%

Caustic Soda



Others, 8.1%
Pulp & Paper, 20.9%
Propylene Oxide, 6.6%
Epichlorohydrin, 1.2%
Organic Chemicals, 10.9%
Inorganic Chemicals, 19.0%
Water Treatment, 3.0%
Exports, 17.4%
Metals & Mining, 2.9%
Textiles & Detergents, 9.9%



Textiles & Detergents, 0.5%
Others, 8.3%
Pulp & Paper, 37.0%
Organic Chemicals, 16.8%
Inorganic Chemicals, 10.5%
Water Treatment, 14.1%
Distribution, 8.3%
Exports, 0.3%
Metals & Mining, 4.3%

Source: CMAI and Olin 2011 demand. Includes sales of SunBelt.
Chlorine: "Organics" includes: Propylene oxide, epichlorohydrin, MDI, TDI, polycarbonates. "Inorganics" includes: Titanium dioxide and bromine.
Caustic Soda: "Organics" includes: MDI, TDI, polycarbonates, synthetic glycerin, sodium formate, monosodium glutamate. "Inorganics" includes: titanium dioxide, sodium silicates, sodium cyanide.

8

Olin’s Geographic Advantage

12/31/12 Chlorine Location Capacity (000s ST)

McIntosh, AL 426 Diaphragm

McIntosh, AL—SunBelt 352 Membrane

297 Diaphragm Becancour, Quebec

65 Membrane Niagara Falls, NY 300 Membrane

Charleston, TN 208 Membrane St. Gabriel, LA 246 Membrane Henderson, NV 153 Diaphragm

Total 2,047

Membrane 57.2% Diaphragm 42.8%

Access to regional customers including bleach and water treatment Access to alternative energy sources Coal, hydroelectric, natural gas and nuclear

Industrial Bleach Initiative

• Olin is the leading North American bleach producer with capacity additions that will enable Olin to double market share by 2013

• 3 new HyPure® Bleach investments will add 50% more bleach capacity to the Olin system, extend product shelf life and lower freight costs

• Bleach utilizes both chlorine and caustic soda in an ECU ratio

• Bleach commands a premium price over an ECU

• Demand is seasonal, but not cyclical

• Regional nature of the bleach business benefits Olin’s geographic profile, further enhanced by Olin’s proprietary railcar technology and the addition of KA Steel’s Midwest bleach & distribution facilities

• Q3 2012 bleach shipments of 50,000 ECUs set a record and marked the 19th consecutive quarter of year-over-year increases in bleach shipments

Bleach Growth is a Key Objective

• Olin bleach volume delivers steady growth

• Key bleach target segments include water treatment, consumer products, food, farming and pool chemicals

• Current capacity to convert 14.5% of our ECUs into bleach, reaching 17.5% by year end 2012

• Increased stability and shelf life

• Reduced transportation costs

• Larger shipping radius

• Proprietary Olin advantages

• Potential new category of consumer products

Hydrochloric Acid

• HCl demand has strengthened, primarily due to its use as a lead chemical in oil and gas exploration

• Demand for HCl is currently higher than supply leading to Q3 2012 higher pricing improvements year-over-year

• By-product HCl accounts for 75% of the market supply, but availability is subject to urethane and fluorocarbon demand

• Currently 25% of HCl supply is “Burner-grade” or “on-purpose” HCl

• Burner grade HCl is a reliable source, and while a small cost component in oil and gas exploration, is critical to the process

• Olin currently has the ability to convert 8% of our chlorine capacity into higher margin HCl sales

Growing HCl Demand

North American HCl Supply

• Burner acid is the only growing HCl supply source

• 75% of HCl is supplied by Gulf by-product producers

• By-product HCl availability is less reliable than burner

• Olin is ideally positioned to serve the West & North through expanded distribution capabilities

North American HCl Demand

• Oil & Gas demand has increased

• U.S. steel industry demand has been recovering

• Diverse demand segments follow GDP growth

Chlor-Alkali Outlook

• Q3 2012 ECU netbacks(1) of $560 are expected to increase in Q4 2012 due to further implementation of the Q2 2012 $60 caustic price announcement

• We expect some portion of the Q3 2012 caustic price nomination of $35 to $80 to be reflected in our ECU netback in the first half of 2013

• Q3 2012 operating rate of 83% increased slightly from Q2 2012 and we expect our operating rate to be in the mid-70% range in seasonally weaker Q4 2012

• A Q3 2012 record level 50,000 ECU volumes of bleach shipments, up 9% over Q3 2011 levels, marked the 19th consecutive year-over-year quarterly increase

• In Q3 2012 we successfully started up our second HyPure® Bleach facility in Niagara Falls, NY producing low salt, high strength bleach; we expect our third new plant in Henderson, NV to be operational in Q1 2013

• HCl demand remains robust with long-term prospects associated with oil and gas exploration; HCl price improvements are being realized

(1)	ECU netback = Price of 1 ton of Chlorine + 1.1 x price of 1 ton of Caustic Soda – Freight cost

KA Steel Acquisition

• KA Steel is one of the largest distributors of caustic soda in North America and manufactures and sells bleach in the Midwest

• On August 22, 2012, we acquired privately held KA Steel for $312 million in cash, subject to certain post-closing adjustments

• 2011 KA Steel sales were $435 million and Adjusted EBITDA was $31 million

• The combination of Olin and KA Steel is expected to generate $7 to $10 million of annual synergies in first 12 months of ownership, growing to approximately $35 million annually by the end of year 3

• The Section 338(h)(10) tax election provides a $60 million NPV tax benefit to Olin; when considering this and the expected synergies, results in an EBITDA multiple of approximately 4 times

• The transaction was financed through the sale of $200 million of 5.5%,

10-year notes and cash on hand

Complementary Assets Footprint

Significantly expands our distribution network for Olin-produced caustic soda

• KA Steel’s caustic distribution infrastructure is a strong fit with Olin’s existing Chlor-Alkali assets

– Complementary manufacturing assets and distribution network

– Enhanced operational and geographical platform

• KA Steel provides scale and access to new caustic customers

• Combined caustic distribution network is capable of supporting higher volumes

Compelling Bleach Opportunity

Optimization of bleach distribution network provides significant growth opportunities

• Olin’s Bleach Capacity

– 340-million gallons

– Additional 100-million gallons by late 2012 with HyPure® Bleach plant additions

• KA Steel’s Bleach Capacity

– 75-million gallons

KA Steel Synergies

• Platform to expand Olin sales of industrial bleach, HCl and KOH

• Optimizes use of KA Steel’s existing freight and logistics network to reduce Olin’s shipping expense

• Provides platform to reduce freight and logistics costs

• Expands presence in core caustic soda business

• Increases stability of core Chlor-Alkali business

• Significant synergy potential of $7 to $15 million in first full year of ownership and $35 million annually after the third year of ownership

• Expected to be immediately accretive to both earnings and cash flow, excluding one-time transaction costs

Winchester

Hunters & Recreational Shooters

Mass Law

Products Retail Distributors Military Industrial Merchants Enforcement

Rifle N/A Handgun N/A Rimfire Shotshell Components

Winchester Strategy

• Cost Reduction

– Centerfire relocation

– Once complete, we expect $30 million lower operating costs

– Meaningful savings expected to begin in 2013

• New Product Development

– Continue to develop new product offerings

– Maintain reputation as a new product innovator

• Provide returns in excess of cost of capital

Strong Correlation Between Firearm and Ammunition Sales


Data Correlations
• NICS Checks & U.S. Firearms Production: +94%
• U.S. Commercial Ammunition Mfr. Shipments & U.S. Firearms Production: +94%
• U.S. Commercial Ammunition Mfr. Shipments & NICS Checks: +88%
U.S. Gun Sale Background Checks (NICS)[1]
U.S. Commercial Ammunition Manufacturer Shipments[2]
U.S. Firearms Production[3]
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

[1]Reflect the FBI's National Instant Criminal background check System statistics (NICS).
[2]Estimated based on NSSF Trade Statistics Program Ammunition Manufacturer Surveys, Department of Commerce U.S. Import Statistics, and Internal Winchester estimates.
[3]Reflects production reported on Bureau of Alcohol, Tobacco, Firearms and Explosives' Annual Firearms Manufacturing and Export Reports.

20

Winchester Outlook

• Seasonally strong Q3 2012 earnings of $16 million were approximately $3 million higher than Q3 2011 earnings

• Commercial sales were strong in Q3 2012, approximately 13% higher than Q3 2011; commercial backlog is +2 times the Q3 2011 backlog

• During Q4 2012, we expect cost savings will exceed the costs of moving centerfire operations from East Alton, IL to Oxford, MS

• We expect meaningful savings from the Oxford, MS centerfire relocation of $10 to $15 million for full year 2013

• In Q3 2012, we received an additional 2nd year award of $22 million under the new 5 year Second Source contract awarded to Olin in 2011

• YTD 2012 Second Source contract awards now total over $100 million

• Seasonally weaker Q4 2012 earnings expected to be twice as high as Q4 2011 earnings

21

Centerfire Relocation

• The decision to relocate Winchester’s centerfire operations, including 1,000 jobs, was made on November 3, 2010

• The controlled relocation process is on schedule and is expected to be completed in 2016, assuring high quality product is available for our customers throughout the transition

• The new 500,000 square foot facility was opened in October 2011 and equipment relocation began in Q3 2011

• In Q3 2012, the cost savings exceeded the duplicative costs associated with operations in both Oxford, MS and East Alton, IL

• Annual operating costs are expected to be $10 to $15 million lower in 2013 and $30 million lower by 2016

• The net project cost is estimated to be $80 million, of which approximately $50 million is related to capital expenditures

• In addition to $31 million of grants from MS, $42 million of low-cost MS tax-exempt debt was made available to Olin

22

Strong Balance Sheet

• The 9/30/12 cash balance of $122 million reflects:

• $312 million for the acquisition of KA Steel;

• $211 million of capital spending through nine months is associated with the mercury conversion projects, construction of 3 HyPure® bleach plants and the centerfire relocation to Oxford, MS;

• The repayment of $7.7 million of long-term debt; and

• Includes proceeds from issuance of $200 million debt in Q3 2012

• No material debt maturities until 2016 and no debt towers in excess of $200 million, which is due in 2022

• The Olin pension plans remain fully funded with no contributions expected until at least 2014

• 2012 CAPEX forecast to be in $240-$250 million range to:

• complete the mercury conversion projects in TN and GA; • construct 3 new HyPure® Bleach facilities; and • continue the Winchester centerfire relocation project

Profit Outlook

• With Q3 2012 adjusted EBIDTA of $81.3 million, we have the opportunity to generate a record full year adjusted EBITDA in 2012

• With the successful completion and on-going strategic initiatives, we have the opportunity to exceed $400 million of EBITDA in 2013

• Q4 2012 operating rates are projected to be in the mid-70% range, which includes scheduled plant & customer outages

• Bleach sales continue their year-over-year growth pattern and the 3 new HyPure® plants this year will provide Olin the ability to convert over 15% of our ECUs into bleach

• HCl pricing and volumes remain strong as oil and gas exploration continues to drive demand for our product

• KA Steel earnings and synergy contributions

• Q3 2012 Winchester commercial volumes are strong with backlog building, Second Source military awards being placed and meaningful Oxford, MS relocation savings expected to begin

Forward-Looking Statements

This presentation contains estimates of future performance, which are forward-looking statements and actual results could differ materially from those anticipated in the forward-looking statements. Some of the factors that could cause actual results to differ are described in the business and outlook sections of Olin’s Form 10-K for the year ended December 31, 2011 and in Olin’s Third Quarter 2012 Form 10-Q. These reports are filed with the U.S. Securities and Exchange Commission.